UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 3, 2009

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Molecular Insight Pharmaceuticals, Inc. (the “Company”) will be distributing, on or after December 3, 2009, certain information concerning the Company in a slide presentation to certain potential investors in connection with the Company’s efforts to raise additional capital through private placement of preferred stock.

The information contained in the slide presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The slide presentation speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the slide presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.

A copy of the slide presentation is furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K and the information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The slide presentation is available on the Company website at www.molecularinsight.com. Materials on the Company website are not part of or incorporated by reference into this Current Report on Form 8-K.

The furnishing of this Current Report on Form 8-K and the slide presentation is not intended to, and does not, constitute a determination by the Company concerning the materiality of the information. The slide presentation may contain forward-looking statements. See the text of the slide presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01:

99.1	Slide presentation of Molecular Insight Pharmaceuticals, Inc., dated December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 3rd day of December, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/s/ CHARLES H. ABDALIAN, JR.
Name:	Charles H. Abdalian, Jr.
Title:	Vice President of Finance and Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number

99.1	Slide presentation of Molecular Insight Pharmaceuticals, Inc., dated December 3, 2009.